UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2009

VELOCITY EXPRESS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28452	87-0355929
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Morningside Drive North
Bldg. B, Suite 300
Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (203) 349-4160

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

                    Velocity Express Corporation (the “Registrant”) issued a press release regarding financial results for the third quarter and first nine months of its fiscal year ended June 27, 2009. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant’s results of operations and financial condition as of, and for the third quarter and nine months ended March 28, 2009. In accordance with General Instructions B.2. of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

          This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the Registrant’s expected financial performance for the first nine months of 2009. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding the Registrant’s preliminary financial position, business strategy, services, markets, plans, or objectives for future operations are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Registrant’s Annual Report on Form 10-K, as amended, for the fiscal year ended June 28, 2008, as updated through its Quarterly Reports on Form 10-Q for the quarters ended September 27, 2008 and December 27, 2008 and other reports filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated May 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone

Name:	Edward W. Stone
Title:	Chief Financial Officer

Date: May 13, 2009